UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    February 23, 2011

Lexicon Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30111	76-0474169
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Technology Forest Place
The Woodlands, Texas 77381
(Address of principal executive
offices and Zip Code)

(281) 863-3000
(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    On February 23, 2011, the Compensation Committee of our Board of Directors approved 2011 base salaries and a process for the determination of 2011 cash bonuses for our named executive officers. The 2011 salary information and a description of the 2011 cash bonus determination process is attached to this current report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.
The Compensation Committee also approved the payment of 2010 bonuses to our named executive officers in amounts based on its assessment of the partial achievement of the corporate and individual goals originally established for purposes of determining 2010 cash bonuses. In light of current economic conditions and a desire to conserve our cash and investment resources, the Compensation Committee determined that fifty percent (50%) of such bonuses would be payable in cash and fifty percent (50%) would be payable in stock bonus awards granted under our Equity Incentive Plan, as described below:

Name and Position	2010 Cash Bonus	Number of 2010 Stock Bonus Shares
Arthur T. Sands, M.D., Ph.D. President and Chief Executive Officer	$70,000	38,674
Alan J. Main, Ph.D. Executive Vice President of Pharmaceutical Research	$35,000	19,337
Jeffrey L. Wade, J.D. Executive Vice President, Corporate Development and Chief Financial Officer	$35,000	19,337
Brian P. Zambrowicz, Ph.D. Executive Vice President and Chief Scientific Officer	$47,500	26,243
James F. Tessmer Vice President, Finance and Accounting	$12,500	6,906
The number of shares of common stock subject to each stock bonus award was determined based on the closing price of our common stock, as quoted on the Nasdaq Global Select Market, on the last trading day prior to the grant date, in accordance with the process for determination of fair market value under our Equity Incentive Plan. The form of stock bonus agreement applicable to such stock bonus awards is attached to this current report on Form 8-K as Exhibit 10.2 and incorporated herein by reference.
The Compensation Committee also approved the grant of stock options and restricted stock unit (phantom stock) awards to our named executive officers under our Equity Incentive Plan. The form of stock option agreement applicable to such stock options has previously been filed as an exhibit to our annual report on Form 10-K for the year ended December 31, 2009. The form of restricted stock unit agreement applicable to such restricted stock unit awards is attached to this current report on Form 8-K as Exhibit 10.3 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
10.1	—	Summary of 2011 Named Executive Officer Cash Compensation
10.2	—	Form of Stock Bonus Agreement with Officers under the Equity Incentive Plan
10.3	—	Form of Restricted Stock Unit Agreement with Officers under the Equity Incentive Plan

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lexicon Pharmaceuticals, Inc.

Date: February 25, 2011	By:	/s/ Brian T. Crum
Brian T. Crum
Vice President and General Counsel

Index to Exhibits

Exhibit No.	Description
10.1	—	Summary of 2011 Named Executive Officer Cash Compensation
10.2	—	Form of Stock Bonus Agreement with Officers under the Equity Incentive Plan
10.3	—	Form of Restricted Stock Unit Agreement with Officers under the Equity Incentive Plan